Exhibit 99.1

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PRIMEDIA

Case Study

DeSilva & Phillips Conference 2005

(Amended February 2, 2005)

[GRAPHIC]

A Brief History: Founded in 1989

•                  K-III founded to create “leveraged build up”

•                  190 transactions to-date including:

Intertec

Weekly Reader

Newfield

Funk and Wagnalls

Daily Racing Form

Macmillan Book Clubs

Cowles Media

Katharine Gibbs

Nelson Publishing

Ac-U-Kwik

Murdoch Magazines

Cahners Publishing

McMullen & Yee

Westcott Communications

Haas Publishing

Channel One

Films For Humanities

Krames

Price Digests

Ward’s

Petersen/EMAP

A Brief History: IPO in 1995

PRICE HISTORY

[CHART]

PRICE HISTORY

[CHART]

A Brief History: Overcoming Liquidity Crisis

Required Debt Payments Through	2006		2008

As of 2002	$377	m	$683	m

As of 2004	$82	m	$450	m

PRIMEDIA Investor Presentation: 2003

The World’s Largest Targeted Media Company

Consumer Magazine and	[GRAPHIC]	Business to Business Group
Media Group
	[GRAPHIC]	[GRAPHIC]
Broad Reach Group

[GRAPHIC]	250 Magazines 180 Information Products 20+ Video Networks & TV Packages 120 Trade Shows/Live Events 400+ About & Branded Web Sites

Enthusiast Group

[GRAPHIC]

Consumer Guides Group

Teen Group	HPC Publications	Consumer Video Group

[GRAPHIC]	[GRAPHIC]	[GRAPHIC]

PRIMEDIA Investor Presentation: 2004

The Targeted Media Specialists

Enthusiast Media	Consumer Guides	Business Information	Education

[GRAPHIC]	[GRAPHIC]	[GRAPHIC]	[GRAPHIC]

3Q04 Segment Performance (Bubble Size = Revenue)

[CHART]

For continuing businesses.

Enthusiast Media (Approximately $735 Million 04 Revenue*)

[GRAPHIC]

PRIMEDIA is America’s Leading Targeted Enthusiast Media Company

*Note: Current unaudited estimates are in line with existing guidance and based on most recent forecast

Seizing the Targeted Media Opportunity

Targeted Message + Engaged Audience = ROI

Example: Fishing - $35 Billion Market

[GRAPHIC]	[GRAPHIC]	[GRAPHIC]	[GRAPHIC]

Niche Publications,	Focused	Television	Targeted
Books, Videos	Events	Programming	Web sites

Enthusiast Media

Operating Priorities

12/03 “Challenges”	12/04 Update

Talent Migration	• 42 Key Executives:
• 4 incumbents
• 25 upgrades
• 8 new positions
• 4 eliminations
• 5 open
• First company-wide employee survey

Chaotic Financial Process	• 3 accounting centers to 1
• Moved group CFOs to Business Units
• True LOB budgeting and reporting

Inconsistent/Non Existent Metrics	• Comprehensive new operating dashboard
• Installing first company-wide CIS
• Completing ad tracking implementation

Limited Retail Management	• From 30% to 75% newsstand data coverage
• New Category Management Program

Uneven Editorial Quality

Optimize Channel Management

[GRAPHIC]

Automotive Aisle

New Program In Wal-Mart:

Auto Sidekick in 1,800 Stores

Enthusiast Media

Operating Priorities

12/03 “Challenges”	12/04 Update

Talent Migration	• 42 Key Executives:
• 4 incumbents
• 25 upgrades
• 8 new positions
• 4 eliminations
• 5 open
• First company-wide employee survey

Chaotic Financial Process	• 3 accounting centers to 1
• Moved group CFOs to Business Units
• True LOB budgeting and reporting

Inconsistent/Non Existent Metrics	• Comprehensive new operating dashboard
• Installing first company-wide CIS
• Completing ad tracking implementation

Limited Retail Management	• From 30% to 75% newsstand data coverage
• New Category Management Program

Uneven Editorial Quality	• Removed excuses; raised expectations
• Redesigned publications; key hires

HOT ROD From July 2004 Editorial:

In the late ‘90s, HOT ROD changed corporate hands like a $300 rusty 4-door. The first new owner was a spit-shine used-car lot, the second one overpaid without a test-drive, and the third one, PRIMEDIA, got a screamin’ deal then parted us out to save a few bucks. PRIMEDIA became the corporate entity that even readers loved to hate.

Until now.

[GRAPHIC]	Sell through
+7.3 points

Copies sold
+27.9%

Ad revenues
+21.2%

GRAPHIC

ENGINE BUILDUP

MAMMOTH

[GRAPHIC]

Nitrous Done Right

[GRAPHIC]

VOLVO ON THE PROWL

[GRAPHIC]

Strategy at Work

Magazine	Intellectual Property	Television
[GRAPHIC]	[GRAPHIC]	[GRAPHIC]

Certification
	[GRAPHIC]	[GRAPHIC]

Talent Search		Sister Magazine
[GRAPHIC]		[GRAPHIC]

Education and Events	Idea Books	Software
[GRAPHIC]	[GRAPHIC]	[GRAPHIC]

Alabama	[GRAPHIC]	Missouri

Arkansas		New England

California		New York

Florida		North Carolina

Georgia		Ohio

Great Plains		Oklahoma

Illinois		Pennsylvania

Indiana		Rocky Mountain

Iowa		South Carolina

Kentucky		Tennessee

Louisiana		Texas

Michigan		Virginia

Mid-Atlantic		Washington-Oregon

Minnesota		West Virginia

Mississippi		Wisconsin

State/Region-Specific Game & Fish Outsells All Other
Outdoor Publications on Newsstand 2-to-1

Consumer Guides (Approximately $285 Million 04 Revenue*)

[GRAPHIC]

Largest Publisher and Distributor of Consumer Guides

*Note: Current unaudited estimates are in line with existing guidance and based on most recent forecast

Distribution is Key Competitive Differentiator

[LOGO]	•	DistribuTech has more locations (49,000+) than competitors combined

[GRAPHIC]	•	More community racks in retail locations (16,000+) than competitors combined

	•	Almost all leading U.S. retailers under contract

	•	Over 95% of contracts with retail chains are exclusive agreements

Key Opportunity: New Product Lines

[GRAPHIC]	•	First market launch 1Q04 (Charlotte, NC); Two Additional Launches: Triad, NC and Triangle, NC

	•	Scalable nationally

	•	Enormous market

	•	Weekly revenue stream

	•	Automated process from data collection to production

	•	Leverages existing distribution

Business Information (Approximately $225 Million 04 Revenue*)

[GRAPHIC]

Connecting buyers and sellers in 20 industries with 70+ magazines,
100+ Web sites, 20+ events, and 45+ subscription data products

*Note: Current unaudited estimates are in line with existing guidance and based on most recent forecast

Key Opportunity: Subscription Data Products

Example: EquipmentWatch

Before

Separate Sites/Databases

•                                          Custom Cost Evaluator

•                                          Rental Rate Blue Book

•                                          Market Valuation Data

•                                          Serial Number Guide

•                                          Auction Results

Launched 2Q04

Integrated “Whole View”

[GRAPHIC]

Subscription Pricing 17-25% Higher

Education

[LOGO]

[LOGO]

Revenue Trends

Segment	2Q03	3Q03	4Q03	1Q04	2Q04	3Q04

Enthusiast Media	-4.5%	-1.1%	-3.3%	0.5%	2.5%	5.4%

Consumer Guides	4.9%	4.0%	1.2%	5.1%	2.4%	3.6%

Business Information	-17.0%	-13.3%	-7.9%	-2.5%	0.5%	2.9%

Education	-20.5%	-24.5%	-11.5%	-16.7%	-15.9%	-0.3%

For continuing businesses

(comparisons over prior year)

Earnings Trends

Revenue

[CHART]

Segment EBITDA

[CHART]

	2001	2004F
Margin	10%	20%

2001 Financial Information including previously discontinued operations;

2004 Financial information based on current unaudited estimates are in line with existing guidance and based on most recent forecast

Summary

•                                          The Third Chapter:

From M&A…

To Internet…

To Focused Operating Company

•                                          Specific Growth Agenda For Each Segment

•                                          Increasing Financial Strength